SECOND AMENDMENT TO
                      DEBENTURE AND NOTE PURCHASE AGREEMENT


     This Second Amendment to Debenture and Note Purchase Agreement (the "Second Amendment") is made as of October 5, 1999 by and between SafeGuard Health Enterprises, Inc., a Delaware corporation (the "Company"), and CAI Partners and Company II, L.P. a Canadian limited partnership, CAI Capital Partners and
Company II, L.P. a Canadian limited partnership, and Jack R. Anderson (each of such parties being individually referred to herein as an "Investor" and collectively as the "Investors").

     WHEREAS, the Company and the Investors entered into that certain Debenture and Note Purchase Agreement dated June 29, 1999 and that certain First Amendment to Debenture and Note Purchase Agreement, dated July 27, 1999 (as amended, the "Purchase Agreement"), and

     WHEREAS, effective September 1, 1999, the Common Stock of the Company was delisted from the NASDAQ Stock Market; and

     WHEREAS, as a result thereof, the Company and the Investors mutually desire to further amend the Purchase Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual terms and provisions hereof, the Company and Investors hereby agree as follows:

     1.     Amendments  to  Purchase  Agreement.
            -----------------------------------

     a. Section 1.6 of the Purchase Agreement is hereby deleted. The Company and the Investors have agreed no shares of Preferred Stock shall be issued and sold in the transaction contemplated by the Purchase Agreement. All references to Preferred Stock in the Purchase Agreement and the Exhibits thereto shall be deemed deleted and of no effect.

     b. The Investors acknowledge that the Common Stock of the Company has been delisted from the NASDAQ Stock Market. The Investors hereby agree (1) that such event shall not be deemed to have had (or be reasonably likely to have) a Material Adverse Effect on the Company, (2) such event shall not constitute a breach of any representation, warranty, covenant or agreement of the Company contained in the Purchase Agreement, and (3) such event shall not constitute a failure to satisfy any condition precedent to the obligations of the Company or the Investors under the Purchase Agreement.

     c.     Section  6.5  of  the  Purchase  Agreement  is  hereby  deleted.

     d.     Section  7.2(b)  of  the  Purchase  Agreement  is  hereby  deleted.

     e.     Section  7.3(k)  of  the  Purchase  Agreement  is  hereby  deleted.

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     f.     Exhibit  F  to  the  Purchase  Agreement  is  hereby  deleted.

     2.     Ratification.     As expressly amended by this Second Amendment, the
            ------------
Purchase  Agreement  is  hereby  ratified  and  confirmed  in  all  respects.

     3.     Capitalized  Terms.  Capitalized  terms not expressly defined herein
            ------------------
shall  have  the same meanings assigned to such terms in the Purchase Agreement.

     4.     Counterparts.     This  Second  Amendment  may be executed in two or
            ------------
more counterparts each of which shall be deemed an original, but which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Company and the Investors have executed this Second Amendment as of the day and year first written above.


COMPANY:                                  INVESTORS
--------                                  ---------

                                          CAI  PARTNERS  AND  COMPANY  II,  L.P.
SAFEGUARD  HEALTH  ENTERPRISES,
INC.                                      By:  CAI PARTNERS AND COMPANY II, L.P.
                                               The  General  Partner

By:  /S/  STEVEN J. BAILEYS, D.D.S.
     ---------------------------------
Name:  Steven J. Baileys, D.D.S.          By:  /S/  LESLIE B. DANIELS
                                               ------------------------------
Title: Chairman and Chief Executive Officer       Leslie  B.  Daniels,
                                                  President  of
                                                  CLEA II Co., a General Partner

By:  /S/  RONALD  I.  BRENDZEL
     -------------------------
Name:  Ronald  I.  Brendzel               CAI  CAPITAL  PARTNERS
Title:  Secretary                         COMPANY  II,  L.P.

                                          By:  CAI  CAPITAL  PARTNERS  GP  &
                                               CO.,  L.P.  the  General  Partner

                                          By:  /S/  LESLIE  B.  DANIELS
                                               ------------------------
                                                 Leslie B. Daniels, President of
                                                 CLEA II Co., a General Partner


                                          By:  /S/  JACK  R.  ANDERSON
                                               -----------------------
                                               Jack  R.  Anderson

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